UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and restates the Current Report on Form 8-K filed by La Rosa Holdings Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2025 (the “Original Form 8-K”), in which the Company reported that the Board of Directors of the Company approved an amendment to the Articles of Incorporation of the Company with respect to a potential reverse stock split. This Amendment No. 1 is being filed to amend and restate Item 5.03 of the Original Form 8-K to correct the disclosure with respect to such amendment to the Articles of Incorporation and clarify that such amendment was approved with respect to one or more reverse stock splits that the Board of Directors in its discretion may approve within one year from the date of the stockholder approval. Other than such changes to the Original Form 8-K described above, there are no other changes to the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 12, 2025, La Rosa Holdings Corp., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, in multiple closings, a new series of senior secured convertible notes of the Company in an aggregate original principal amount of up to $250,000,000 (the “Notes”), subject to the satisfaction or waiver of certain closing conditions, including, inter alia, entering into the Redemption Agreement, and Amended Employment Agreement (as such terms are defined below), in each case between the Company and Mr. Joseph La Rosa, the Company’s Chief Executive Officer, and the Company issuing to an Investor certain Token Rights (as defined and described below).

The Company expects to issue an initial Note in an aggregate principal amount of $11,000,000 at the initial closing (the “Initial Closing”) upon the satisfaction or waiver of certain closing conditions. Subject to certain conditions described in the Purchase Agreement, the Company has the option to request that the Investor purchase additional Notes (the “Company’s Option Closing”), and the Investor has the option to cause the Company to sell additional Notes (the “Investor’s Option Closing” and together with the Company’s Option Closing, (the “Additional Closings”) and together with the Initial Closing, each a “Closing”), provided that the aggregate original principal amount of any Notes issued in each Additional Closing shall not exceed $5,000,000 individually, and not more than $239,000,000 in the aggregate for all Additional Closings. The purchase price for each Note will be $900 for each $1,000 of principal amount of Note.

The Notes will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price equal to 120% of the lower of (i) Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) on the trading day immediately prior to (x) with respect to the Initial Closing the lower of the date of the Initial Closing (the “Initial Closing Date”) and the date of the Purchase Agreement and (y) with respect to each Additional Closing, the date of such Additional Closing, and (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding (x) with respect to the Initial Closing either the Initial Closing Date or the date of the Purchase Agreement or (y) with respect to each Additional Closing, such applicable Additional Closing date, provided, however, that in no event may the conversion price be less than the Floor Price (as defined in the Notes) (subject to customary adjustments and the applicable limitations under Nasdaq Listing Rules), which as of the date of the Purchase Agreement is $0.79. The Notes will bear interest at a rate of ten percent (10%) per annum, payable monthly in arrears, mature twenty-four (24) months from the date of issuance and contain customary covenants and events of default (upon which the interest rate will increase to a rate of nineteen percent (19%) per annum).

The Notes will rank pari passu with all each other and the February Note (as defined in the Purchase Agreement) and senior to all other existing and future indebtedness of the Company and its subsidiaries (other than Permitted Equipment Indebtedness secured by Permitted Liens (both as defined in the Notes)) and will be secured by (i) a first-priority security interest in substantially all of the Company’s and its subsidiaries’ assets purchased or acquired with the proceeds of a Closing pursuant to a Security and Pledge Agreement, Guaranty and an Account Control Agreement to be entered into by and between the Company and the Investor at or prior to the Initial Closing and (ii) second priority security interest in the remaining assets of the Company and its subsidiaries (subject to the first lien of the holder(s) of the February Note).

A Note holder will not have the right to convert any portion of a Note, to the extent that, after giving effect to such conversion, the holder (together with certain of its affiliates and other related parties) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”). However, a Note holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

Pursuant to the Purchase Agreement, on November 12, 2025, the Company issued a Token Right (the “Token Right”) to certain Investors, pursuant to which the holder will be entitled to receive upon exercise of the Token Right and for no further consideration an aggregate number of Right Tokens (as defined therein) equal to the sum of (i) fifty percent (50%) of any and all Tokens (as defined in the Token Right) purchased by the Company using the net proceeds of each Closing and (ii) twenty-five percent (25%) of any and all Tokens purchased by the Company using the net proceeds of any Other Financing (as defined therein). The Token Right can be exercised at any time beginning on the date that is the sixty (60) day anniversary of the issuance date of the Token Right and ending on the ten (10) year anniversary of the issuance date of the Token Right.

At any time during the Covenant Period (as defined in the Purchase Agreement), the Company will be prohibited from effecting or entering into an agreement to effect any Subsequent Placement (as defined in the Purchase Agreement) involving a Variable Rate Transaction (as defined in the Purchase Agreement) without the written consent of the Lead Buyer (as defined in the Purchase Agreement) in its sole discretion. For a period of time ending the later of (i) the second anniversary of the Purchase Agreement, and (ii) the later of (x) the last Closing Date thereunder and (y) the date no Notes remain outstanding, the Investors have the right to participate up to 40% of in any financing of the Company on the same terms as such other investor(s). The Company also agreed to reimburse the Lead Buyer for the fees and expenses of its legal counsel and other out-of-pocket expenses.

The Company has also agreed to use reasonable efforts to obtain stockholder approval (the “Stockholder Approval”) within thirty (30) days of the Initial Closing Date for the issuance of the shares of Common Stock issuable pursuant to the Notes in accordance with Nasdaq Listing Rules, the approval of an amendment to the Amended and Restated Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”) to effect a reverse stock split at such later date and at ratio to be determined by the Company’s Board of Directors (the “Board”), and the approval of an amendment to the Articles of Incorporation to permit the redemption of the Company’s Series X Super Voting Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”). On November 12, 2025, the stockholders holding majority of the voting power of the Company provided the Stockholder Approval by written consent in lieu of having a stockholders meeting. Such Stockholder Approval will become effective 20 days after the Company commences mailing of a definitive information statement on Schedule 14C to stockholders of record as of the close of business on November 12, 2025.

In connection with the Purchase Agreement, on November 12, 2025, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) to register the resale of all of the Conversion Shares and shares of Common Stock otherwise issuable pursuant to the Notes within 20 calendar days after the Initial Closing Date and to have such registration statement be declared effective by the SEC within 60 calendar days of the Initial Closing Date. Pursuant to the terms of the Registration Rights Agreement, the Company must also file one or more additional registration statements for the resale of the Registrable Securities (as defined in the Registration Rights Agreement), if necessary.

Pursuant to the Purchase Agreement, the Company must use the net proceeds from the sale of the securities pursuant to the Purchase Agreement as follows: (A) at the Initial Closing, (i) $7,000,000 of net proceeds to acquire Note Purchased Crypto (as defined in the Notes) as a treasury asset for the Company’s balance sheet, (ii) $2,000,000 of the net proceeds to redeem a portion of the outstanding shares of the Series X Preferred Stock pursuant to the Redemption Agreement, (iii) $500,000 of the net proceeds will be kept in a controlled account to fund the redemption of remaining shares of the Series X Preferred Stock in accordance with the terms of the Redemption Agreement, and (iv) any remaining proceeds, not to exceed $400,000, from the Initial Closing for general corporate purposes, working capital, acquisitions and other strategic transactions, and (B) at any Additional Closing, ninety percent (90%) of net proceeds must be used to acquire Note Purchased Crypto as a treasury asset for the Company’s balance sheet, and any remaining proceeds from the Additional Closing for general corporate purposes, working capital, acquisitions and other strategic transactions, but not, in any case without the consent of the Lead Buyer, directly or indirectly, for (i) the satisfaction of any indebtedness of the Company or any of its subsidiaries, (ii) the redemption or repurchase of any other securities of the Company or any of its subsidiaries, or (iii) the settlement of any outstanding litigation. In addition, the Company will use at least ninety percent (90%) of the net proceeds from the sale of Common Stock pursuant to any equity line of credit, equity purchase facility or at-the-market offering to acquire Note Purchased Crypto as a treasury asset for the Company’s balance sheet, with any remaining proceeds to be used for general corporate purposes, working capital, acquisitions, and other strategic transactions.

A.G.P./Alliance Global Partners served as placement agent in connection with the offering and will receive cash compensation not exceeding 7% of the gross proceeds of each Closing.

Also on November 12, 2025, the Company engaged Nick   Adler as its special advisor in connection with the Company’s new strategy to leverage its real estate platform and access to new capital in order to expand into the AI ecosystem through strategic acquisitions, partnerships, and the development of next-generation data center facilities under a written agreement between them (the “Special Advisor Agreement”). Under the Special Advisor’s Agreement, Mr. Adler was engaged on a non-exclusive basis, and the Company agreed to pay Mr. Adler a monthly fee of $5,000 for his services. The Company intends to explore opportunities to strengthen its relationship with Mr. Adler, including a potential nomination to the Board of Directors of the Company to serve as Executive Chairman, which nomination would be considered by the Nominating and Corporate Governance Committee of the Board and the Board in accordance with the Company’s governance policies.

Redemption Agreement

In connection with the Purchase Agreement, on November 12, 2025, the Company and Mr. La Rosa entered into a redemption agreement (“Redemption Agreement”), pursuant to which, on the Initial Closing Date the Company will redeem and immediately cancel and return to the status of “blank check” preferred stock of the Company, a number of Mr. La Rosa’s shares of Series X Preferred Stock such that, immediately after such redemption, he will own shares of Series X Preferred Stock representing not less than 80% of the total voting power of the Company for a redemption price of $2,000,000 payable on the Initial Closing Date, and $500,000 contingently payable upon the satisfaction by the Company of its SEC filing requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for four consecutive quarters and certain other four-quarter requirements set forth therein. Mr. La Rosa’s remaining shares of Series X Preferred Stock will be redeemed by the Company at a subsequent time determined by the Board or otherwise as set forth in the Redemption Agreement as described below, in each case for no additional consideration. These redemptions of the Series X Preferred Stock are conditioned upon stockholders’ approval and effectiveness of the Certificate of Amendment (as defined below).

The parties also agreed that in the event that the Company receives any notice from a prospective investor (including the Investors) that such prospective investor would provide, or commit to provide, equity or debt financing to the Company but for the existence of any then outstanding shares of Series X Preferred Stock, the Company will, within twenty-four (24) hours following receipt of such notice, redeem all remaining issued and outstanding shares of Series X Preferred Stock for no additional consideration.

In addition, under the Redemption Agreement, Mr. La Rosa agreed, subject to certain customary exceptions, not to sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any of his shares of the Series X Preferred Stock during the term of the Redemption Agreement, without the consent of the Lead Buyer.

The foregoing summaries of the Notes, the Purchase Agreement, the Registration Rights Agreement, the Security and Pledge Agreement, the Account Control Agreement, the Token Rights, the Guaranty, the Redemption Agreement, and Special Advisor Agreement are qualified in their entirety by reference to the form of such agreements, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.9 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the Notes will constitute a direct financial obligation of the Company that is material to the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance and sale of the Notes and the issuance of the shares of Common Stock pursuant to the terms of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be made in reliance on the private offering exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. Each Investor represented to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 and 5.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, following the approval of the Board, the Company and Mr. La Rosa, entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”), which amends and restates that certain Amended and Restated Employment Agreement between the Company and Mr. La Rosa, dated April 29, 2022, as amended, in its entirety.

Pursuant to the terms of the Amended Employment Agreement, the Company will pay Mr. La Rosa an annual base salary of $500,000, which will be reviewed at least annually by the Board and increased (but not decreased) upon such review. Mr. La Rosa will also be eligible to receive a bonus with respect to a calendar year on the terms and in the amount as may be approved by the Compensation Committee of the Board (“Compensation Committee”) in its discretion.

Mr. La Rosa is also entitled to receive fringe benefits, to participate in all employee benefit plans, practices, and programs maintained by the Company, as in effect from time to time, and to reimbursement for out-of-pocket business, entertainment, and travel expenses incurred in connection with his performance as executive of the Company. Any amounts payable under the Amended Employment Agreement are subject to any policy established by the Company providing for claw back or recovery of amounts that were paid to Mr. La Rosa. The Compensation Committee will make any determination for claw back or recovery in its sole discretion and in accordance with any applicable law or regulation.

The Amended Employment Agreement is for an initial term ending December 31, 2027, which term will be automatically extended, upon the same terms and conditions, for successive periods of one (1) year. The Amended Employment Agreement may be terminated by Mr. La Rosa or the Company at any time and for any or no reason with at least 45 days advance written notice from the terminating party. If Mr. La Rosa’s employment is terminated by the Company for “cause” (as defined in the agreement), Mr. La Rosa will be entitled only to accrued and unpaid base salary through the date of termination.

If Mr. La Rosa’s employment is terminated by his failure to renew his agreement, or by Mr. La Rosa without “good reason” (as defined in the Amended Employment Agreement), then he will be entitled to receive: (i) a sum equal to 60 days’ of base salary (“Lump Sum Payment”), paid in a lump sum no later than one week after the end of the Release Execution and Recission Period (as defined in the Amended Employment Agreement); (ii) any accrued but unpaid base salary and accrued but unused paid time off; (iii) reimbursement for unreimbursed business expenses properly incurred; and (iv) such equity compensation and employee benefits, if any, to which he may be entitled under the Company’s equity compensation and employee benefit plans as of the date of termination (items (ii) and (iv) are collectively referred to as the “Accrued Amounts”).

If Mr. La Rosa’s employment is terminated due to non-renewal of his employment agreement by the Company or if he terminates his employment for good reason, or if the Company terminates his employment without cause, he will receive from the Company (i) the Accrued Amounts, (ii) the Lump Sum Payment, and (iii) under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) pay, or reimburse Mr. La Rosa for, 100% of the cost of medical, dental, and vision coverage for himself and his dependents for up to 18 months after the termination of employment.

If Mr. La Rosa’s employment is terminated by his death or disability, the Company will pay him or his estate an amount equal to the Accrued Amounts.

The Company has agreed to indemnify Mr. La Rosa to the maximum extent permitted by applicable law and the Company’s Articles of Incorporation and bylaws.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Amended Employment Agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2025, in connection with the entry into the Purchase Agreement, the Board approved (i) a Certificate of Amendment (the “Certificate of Amendment”) to the Articles of Incorporation to provide that the shares of the Series X Preferred Stock may be redeemed from time to time and at any time in whole or in part upon such terms and conditions as may be approved by the Board and agreed to by the holder(s) thereof, and (ii) an amendment to the Articles of Incorporation with respect to one or more reverse stock splits of the issued and outstanding shares of Common Stock, at a ratio of any whole number in the range of one-for-five (1:5) to one-for-one-hundred (1:100) (the “Reverse Stock Split”) to be effected by the Board at any time or times within one (1) year from the date of the stockholder’s approval, with such timing and ratios to be determined in the discretion of the Board for all stockholders as of the date of the effectiveness of any such Reverse Stock Split, with the right to abandon any such Reverse Stock Split, if the Board, in its discretion, determines that any such Reverse Stock Split is no longer in the best interests of the Company or its stockholders (“Reverse Stock Split Amendment”).

On November 12, 2025, the stockholders holding a majority of the voting power of the Company approved the Certificate of Amendment and the Reverse Stock Split Amendment. Such approval will be effective 20 days after the Company files a definitive information statement on Schedule 14C and commences mailing such definitive information statement to the Company’s stockholders pursuant to Exchange Act.  Once the stockholders’ approval is effective, the Company will file the Certificate of Amendment with the Secretary of State of the State of Nevada and the amendment will be effective upon such filing.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 5.03. Copies of forms of the Certificate of Amendment and Reverse Stock Split Amendment are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 13, 2025, the Company issued a press release with respect to the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1#	Form of Certificate of Amendment to Amended and Restated Articles of Incorporation of the Company (Series X Preferred Stock Redemption) (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
3.2#	Form of Certificate of Amendment to Amended and Restated Articles of Incorporation of the Company (Reverse Stock Split Amendment) (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
4.1#	Form of Senior Secured Convertible Note (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.1*^#	Securities Purchase Agreement, dated as of November 12, 2025, by and among the Company and the Investors (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.2*^#	Registration Rights Agreement, dated as of November 12, 2025, by and among the Company and the Investors. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.3*^#	Form of Security and Pledge Agreement by and between the Company and the Investors (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.4*^#	Form of Account Control Agreement by and between the Company and the Investors (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.5*^#	Form of Token Right (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.6*#	Form of Guaranty (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.7*^#	Redemption Agreement, dated as of November 12, 2025, between the Company and Joseph La Rosa (incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.8*^#	Amended and Restated Employment Agreement, dated as of November 12, 2025, between the Company and Joseph La Rosa (incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
10.9*#	Consulting Agreement by and between the Company and Nick. Adler, dated as of November 12, 2025 (incorporated by reference to Exhibit 10.9 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
99.1#	Press release dated November 13, 2025 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2025).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

#	previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer